Alger Capital Appreciation Institutional Fund | Alger LargeCap Growth Institutional Fund | Alger MidCap Growth Institutional Fund | Alger SmallCap Growth Institutional Fund |

THE ALGER
INSTITUTIONAL FUNDS

Available for investment by Institutional Investors

Class I Shares | Class R Shares

PROSPECTUS

MARCH 1, 2009

As Revised July 1, 2009

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency.

INTRODUCTION: THE ALGER INSTITUTIONAL FUNDS

The investment objective, principal strategy and primary risks of each Fund are discussed individually below. Each Fund has adopted a policy to invest at least 80% (85% with respect to Alger Capital Appreciation Institutional Fund) of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy. All of the Funds invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), believes that these companies tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.

A company's market capitalization will generally dictate in which Fund(s) the securities will be placed. The market capitalization of a company is its price per share multiplied by the number of its outstanding shares.

Each Fund's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, each Fund may engage in active trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

All of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to seek to increase gain or to hedge against the risk of unfavorable price movements.

RISK/RETURN SUMMARY:

Investments, Risks & Performance

Alger Capital Appreciation Institutional Fund ("Capital Appreciation Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 85% of its net assets plus any borrowings for investment purposes in the equity securities of companies of any market capitalization that the Manager believes demonstrate promising growth potential.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

RISKS: In addition to the risks described below in "Risks Applicable to All Funds," the following risks apply:

•  Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

Alger LargeCap Growth Institutional Fund ("LargeCap Growth Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2008, the market capitalization of the companies in this index ranged from $44.8 million to $421.8 billion.

While the foregoing broad policy still applies, the Board of Trustees of the Fund has approved further narrowing the Fund's investment focus within this range. Under normal circumstances, the Fund intends to invest at least 75% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization greater than $10 billion. The Fund will no longer purchase securities of companies that, at the time of purchase of the securities, have a market capitalization less than $4 billion. Additionally, the Fund will generally limit its investments to between 70 – 100 holdings.

The Fund's primary risks are those summarized below in "Risks Applicable to All Funds."

Alger MidCap Growth Institutional Fund ("MidCap Growth Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Fund focuses on mid-size companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of medium-capitalization companies. A medium-capitalization company has a market capitalization within the range of companies in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2008, the market capitalization of the companies in these indexes ranged from $45 million to $15 billion.

In addition to the risks described below in "Risks Applicable to All Funds," the following risks apply:

•  the possibility of greater risk of a decrease in the value of your investment by investing in medium-capitalization companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

Alger SmallCap Growth Institutional Fund ("SmallCap Growth Fund")

INVESTMENT OBJECTIVE: The Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY: The Fund focuses on small, fast-growing companies that the Manager believes offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small-capitalization companies. A small-capitalization company has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. At December 31, 2008, the market capitalization of the companies in these indexes ranged from $15 million to $3.3 billion.

In addition to the risks described below in "Risks Applicable to All Funds," the following risks apply:

•  the possibility of greater risk of a decrease in the value of your investment by investing in smaller, less-seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

RISKS

Risks Applicable to All Funds

As with any fund that invests in stocks, your investment may fluctuate in value and the possible loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. An investment in a Fund may not grow as fast as the rate of inflation. Additionally, stocks tend to be more volatile than some other investments you could make, such as bonds.

The Funds may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Fund's investment style and objective, an investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

If the Manager incorrectly predicts the price movement of a security, index or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific Fund because of its investment approach.

To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

PERFORMANCE

The following bar charts show each Fund's performance and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables show the risk of investing in a Fund by comparing the Fund's performance with that of an appropriate benchmark index. The tables also show the effect of taxes on the Funds' returns by presenting after-tax returns for Class I Shares (after-tax returns for Class R Shares will vary). These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The returns assume reinvestment of dividends and distributions. Remember that a Fund's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index. Investors cannot invest directly in any index.

•  Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.

•  Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.

•  Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

•  Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

CAPITAL APPRECIATION FUND

ANNUAL TOTAL RETURN FOR CLASS I SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)
Return Before Taxes	-43.89%	1.60%	1.03%	9.17%
Return After Taxes on Distributions	-43.89%	1.60%	0.92%	6.81%
Return After Taxes on Distributions and Sale of Fund Shares	-28.53%	1.36%	0.84%	6.61%
Russell 3000 Growth Index	-38.45%	-3.34%	-4.02%	4.63%
Class R (Inception 1/27/03)
Return Before Taxes	-44.18%	1.08%	N/A	6.13%
Russell 3000 Growth Index	-38.45%	-3.34%	N/A	2.06%

LARGECAP GROWTH FUND

ANNUAL TOTAL RETURN FOR CLASS I SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)
Return Before Taxes	-47.25%	-5.14%	-3.54%	5.01%
Return After Taxes on Distributions	-47.25%	-5.17%	-4.03%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares	-30.71%	-4.31%	-2.98%	3.61%
Russell 1000 Growth Index	-38.43%	-3.42%	-4.27%	4.86%
Class R (Inception 1/27/03)
Return Before Taxes	-47.53%	-5.63%	N/A	0.55%
Russell 1000 Growth Index	-38.43%	-3.42%	N/A	1.83%

MIDCAP GROWTH FUND

ANNUAL TOTAL RETURN FOR CLASS I SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)
Return Before Taxes	-58.74%	-5.55%	1.85%	9.64%
Return After Taxes on Distributions	-58.74%	-7.56%	0.36%	6.43%
Return After Taxes on Distributions and Sale of Fund Shares	-38.18%	-4.92%	1.22%	6.98%
Russell MidCap Growth Index	-44.32%	-2.33%	-0.19%	5.43%
Class R (Inception 1/27/03)
Return Before Taxes	-58.95%	-6.02%	N/A	1.44%
Russell MidCap Growth Index	-44.32%	-2.33%	N/A	4.23%

SMALLCAP GROWTH FUND

ANNUAL TOTAL RETURN FOR CLASS I SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2008
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)
Return Before Taxes	-45.91%	-0.17%	-1.38%	6.24%
Return After Taxes on Distributions	-45.91%	-0.17%	-1.80%	5.27%
Return After Taxes on Distributions and Sale of Fund Shares	-29.84%	-0.14%	-1.30%	5.09%
Russell 2000 Growth Index	-38.53%	-2.35%	-0.76%	2.79%
Class R (Inception 1/27/03)
Return Before Taxes	-46.18%	-0.63%	N/A	5.82%
Russell 2000 Growth Index	-38.53%	-2.35%	N/A	5.19%

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Funds. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Funds. There are no sales charges on purchases or redemptions.

	Capital Appreciation Fund		Large Cap Growth Fund		MidCap Growth Fund		SmallCap Growth Fund
Class	I	R	I	R	I	R	I	R
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	.81%	.81%	.71%	.71%	.76%	.76%	.81%	.81%
Distribution (12b-1) Fees	None	.50%	None	.50%	None	.50%	None	.50%
Shareholder Servicing Fees	.25%	.25%	.25%	.25%	.25%	.25%	.25%	.25%
Other Expenses	.12%	.12%	.27%	.27%	.10%	.10%	.21%	.21%
Total Annual Fund Operating Expenses	1.18%	1.68%	1.23%	1.73%	1.11%	1.61%	1.27%	1.77%

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The following examples assume that you invest $10,000 in a Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Capital Appreciation Fund	$120	$375	$649	$1,432
LargeCap Growth Fund	$125	$390	$676	$1,489
MidCap Growth Fund	$113	$353	$612	$1,352
SmallCap Growth Fund	$129	$403	$697	$1,534
CLASS R SHARES	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Capital Appreciation Fund	$171	$530	$913	$1,987
LargeCap Growth Fund	$176	$545	$939	$2,041
MidCap Growth Fund	$164	$508	$876	$1,911
SmallCap Growth Fund	$180	$557	$959	$2,084

Each Fund may compensate certain entities (other than the Distributor, Fred Alger & Company, Incorporated, and its affiliates) for providing recordkeeping and/or administrative services to participating institutional accounts holding Class I and R shares at an annual rate of up to 0.25% of the net asset value of Class I and R shares of the Fund held by those accounts. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's total return over a 10-year period. The example reflects the following:

•  You invest $10,000 in the Fund and hold it for the entire 10-year period; and

•  Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for any Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Capital Appreciaition Fund	I	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.18%	1.18%	1.18%	1.18%	1.18%	1.18%	1.18%	1.18%	1.18%	1.18%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.82%	7.79%	11.90%	16.18%	20.62%	25.22%	30.01%	34.97%	40.13%	45.48%
End Investment Balance		$10,382	$10,779	$11,190	$11,618	$12,062	$12,522	$13,001	$13,497	$14,013	$14,548
Annual Expense		$120	$125	$130	$135	$140	$145	$151	$156	$162	$169
Capital Appreciaition Fund	R	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.32%	6.75%	10.29%	13.96%	17.74%	21.65%	25.69%	29.86%	34.17%	38.63%
End Investment Balance		$10,332	$10,675	$11,029	$11,396	$11,774	$12,165	$12,569	$12,986	$13,417	$13,863
Annual Expense		$171	$176	$182	$188	$195	$201	$208	$215	$222	$229
LargeCap Growth Fund	I	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.23%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%	1.23%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.77%	7.68%	11.74%	15.95%	20.33%	24.86%	29.57%	34.45%	39.52%	44.78%
End Investment Balance		$10,377	$10,768	$11,174	$11,595	$12,033	$12,486	$12,957	$13,445	$13,952	$14,478
Annual Expense		$125	$130	$135	$140	$145	$151	$156	$162	$168	$175
LargeCap Growth Fund	R	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.73%	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.27%	6.65%	10.13%	13.74%	17.45%	21.30%	25.26%	29.36%	33.59%	37.96%
End Investment Balance		$10,327	$10,665	$11,013	$11,374	$11,745	$12,130	$12,526	$12,936	$13,359	$13,796
Annual Expense		$176	$182	$188	$194	$200	$207	$213	$220	$227	$235

MidCap Growth Fund	I	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.11%	1.11%	1.11%	1.11%	1.11%	1.11%	1.11%	1.11%	1.11%	1.11%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.89%	7.93%	12.13%	16.49%	21.02%	25.73%	30.62%	35.70%	40.98%	46.47%
End Investment Balance		$10,389	$10,793	$11,213	$11,649	$12,102	$12,573	$13,062	$13,570	$14,098	$14,647
Annual Expense		$113	$118	$122	$127	$132	$137	$142	$148	$154	$160
MidCap Growth Fund	R	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.61%	1.61%	1.61%	1.61%	1.61%	1.61%	1.61%	1.61%	1.61%	1.61%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.39%	6.89%	10.51%	14.25%	18.12%	22.12%	26.26%	30.54%	34.96%	39.53%
End Investment Balance		$10,339	$10,689	$11,051	$11,425	$11,812	$12,212	$12,626	$13,054	$13,496	$13,953
Annual Expense		$164	$170	$175	$181	$187	$194	$200	$207	$214	$221
SmallCap Growth Fund	I	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.27%	1.27%	1.27%	1.27%	1.27%	1.27%	1.27%	1.27%	1.27%	1.27%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.73%	7.60%	11.61%	15.78%	20.09%	24.57%	29.22%	34.04%	39.04%	44.23%
End Investment Balance		$10,373	$10,760	$11,161	$11,578	$12,009	$12,457	$12,922	$13,404	$13,904	$14,423
Annual Expense		$129	$134	$139	$144	$150	$155	$161	$167	$173	$180
SmallCap Growth Fund	R	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio		1.77%	1.77%	1.77%	1.77%	1.77%	1.77%	1.77%	1.77%	1.77%	1.77%
Cumulative Gross Return		5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return		3.23%	6.56%	10.01%	13.56%	17.23%	21.01%	24.92%	28.96%	33.12%	37.42%
End Investment Balance		$10,323	$10,656	$11,001	$11,356	$11,723	$12,101	$12,492	$12,896	$13,312	$13,742
Annual Expense		$180	$186	$192	$198	$204	$211	$218	$225	$232	$239

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Illiquid and Restricted Securities

Each Fund may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. A Fund may not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees of the Trust to be liquid are not subject to this limitation.

Securities Lending

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by the Fund, if and when made, may not exceed 33-1/3% of the Fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund will not lend securities to Alger Management or its affiliates.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position. Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/08) approximately $6.1 billion in mutual fund assets as well as $2.2 billion in other assets. The Manager has managed each Fund since its inception. Pursuant to an investment advisory contract with the Funds, the Manager makes investment decisions for the Funds and continuously reviews their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving the advisory contract with respect to each Fund is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2008. The Funds pay the Manager advisory fees at the following annual rates based on a percentage of average daily net assets: Capital Appreciation and SmallCap Growth – .81%; LargeCap Growth – .71% and MidCap Growth – .76%.

Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Manager(s)	Since
Capital Appreciation Fund	Patrick Kelly	October 2005 (co-portfolio manager from September 2004 to October 2005)
LargeCap Growth Fund	Dan C. Chung and Andrew Silverberg	September 2001 January 2007
MidCap Growth Fund	Dan C. Chung	September 2001
SmallCap Growth Fund	Jill Greenwald	November 2001

•  Mr. Chung has been employed by the Manager since 1994 and currently serves as Chief Executive Officer, Chief Investment Officer, and portfolio manager.

•  Ms. Greenwald has been employed by the Manager since 2001 and currently serves as Executive Vice President and portfolio manager.

•  Mr. Kelly has been employed by the Manager since 1999 and currently serves as Executive Vice President and portfolio manager.

•  Mr. Silverberg has been employed by the Manager since 2001 and currently serves as Senior Vice President and Senior Analyst.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.

Administrator

Pursuant to a separate administration agreement, the Manager also provides administrative services to each Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund pays the Administrator a fee at the annual rate of .0275% of the Fund's average daily net assets.

Please see the Shareholder Information section beginning on Page A-1.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods shown has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND	CLASS I
	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$22.27	$15.77	$13.28	$11.05	$11.06
Net investment income (loss) (i)	(0.04)	(0.06)	(0.06)	—	(0.10)
Net realized and unrealized gain (loss) on investments	(9.00)	6.56	2.55	2.23	0.09
Total from investment operations	(9.04)	6.50	2.49	2.23	(0.01)
Net asset value, end of year	$13.23	$22.27	$15.77	$13.28	$11.05
Total return	(40.6)%	41.3%	18.7%	20.2%	(0.1)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$411,056	$537,928	$165,422	$128,646	$124,889
Ratio of expenses to average net assets	1.18%	1.23%	1.27%	1.17%	1.23%
Ratio of net investment income (loss) to average net assets	(0.21)%	(0.33)%	(0.38)%	0.04%	(0.87)%
Portfolio turnover rate	291.85%	232.13%	225.25%	148.91%	160.00%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND	CLASS R
	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$21.75	$15.47	$13.09	$10.95	$11.01
Net investment income (loss) (i)	(0.13)	(0.16)	(0.15)	(0.06)	(0.16)
Net realized and unrealized gain (loss) on investments	(8.77)	6.44	2.53	2.20	0.10
Total from investment operations	(8.90)	6.28	2.38	2.14	(0.06)
Net asset value, end of year	$12.85	$21.75	$15.47	$13.09	$10.95
Total return	(40.9)%	40.6%	18.2%	19.5%	(0.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$53,557	$39,442	$5,969	$1,073	$706
Ratio of expenses to average net assets	1.68%	1.72%	1.79%	1.67%	1.73%
Ratio of net investment income (loss) to average net assets	(0.70)%	(0.86)%	(0.90)%	(0.51)%	(1.39)%
Portfolio turnover rate	291.85%	232.13%	225.25%	148.91%	160.00%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER LARGECAP GROWTH INSTITUTIONAL FUND	CLASS I
	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$16.87	$13.25	$12.56	$10.86	$10.71
Net investment income (loss) (i)	(0.01)	(0.03)	(0.01)	0.04	(0.06)
Net realized and unrealized gain (loss) on investments	(7.38)	3.65	0.74	1.66	0.21
Total from investment operations	(7.39)	3.62	0.73	1.70	0.15
Dividend from net investment income	—	—	(0.04)	—	—
Net asset value, end of year	$9.48	$16.87	$13.25	$12.56	$10.86
Total return	(43.8)%	27.3%	5.8%	15.7%	1.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$20,415	$52,127	$106,335	$86,725	$88,098
Ratio of expenses to average net assets	1.23%	1.32%	1.21%	1.08%	1.13%
Ratio of net investment income (loss) to average net assets	(0.04)%	(0.19)%	(0.08)%	0.31%	(0.51)%
Portfolio turnover rate	187.80%	192.18%	322.72%	249.06%	191.48%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER LARGECAP GROWTH INSTITUTIONAL FUND	CLASS R
	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$16.52	$13.04	$12.39	$10.76	$10.66
Net investment income (loss) (i)	(0.08)	(0.10)	(0.08)	(0.03)	(0.12)
Net realized and unrealized gain (loss) on investments	(7.20)	3.58	0.73	1.66	0.22
Total from investment operations	(7.28)	3.48	0.65	1.63	0.10
Dividend from net investment income	—	—	—	—	—
Net asset value, end of year	$9.24	$16.52	$13.04	$12.39	$10.76
Total return	(44.1)%	26.7%	5.3%	15.2%	0.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$5,112	$8,747	$5,372	$3,826	$2,493
Ratio of expenses to average net assets	1.73%	1.81%	1.71%	1.57%	1.64%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.72)%	(0.59)%	(0.29)%	(1.05)%
Portfolio turnover rate	187.80%	192.18%	322.72%	249.06%	191.48%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER MIDCAP GROWTH INSTITUTIONAL FUND	CLASS I
	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$23.24	$17.29	$17.57	$15.38	$14.78
Net investment income (loss) (i)	(0.09)	(0.11)	(0.09)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	(10.85)	7.44	1.69	2.55	0.73
Total from investment operations	(10.94)	7.33	1.60	2.44	0.60
Distributions from net realized gains	(3.54)	(1.38)	(1.88)	(0.25)	—
Net asset value, end of year	$8.76	$23.24	$17.29	$17.57	$15.38
Total return	(55.0)%	45.5%	9.5%	16.0%	4.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$882,046	$2,032,326	$1,349,500	$1,093,486	$839,273
Ratio of expenses to average net assets	1.11%	1.17%	1.13%	1.10%	1.15%
Ratio of net investment income (loss) to average net assets	(0.56)%	(0.54)%	(0.54)%	(0.64)%	(0.87)%
Portfolio turnover rate	324.49%	274.32%	253.59%	237.74%	190.93%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER MIDCAP GROWTH INSTITUTIONAL FUND	CLASS R
	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$22.64	$16.95	$17.34	$15.25	$14.73
Net investment income (loss) (i)	(0.16)	(0.20)	(0.18)	(0.19)	(0.21)
Net realized and unrealized gain (loss) on investments	(10.49)	7.27	1.67	2.53	0.73
Total from investment operations	(10.65)	7.07	1.49	2.34	0.52
Distributions from net realized gains	(3.54)	(1.38)	(1.88)	(0.25)	—
Net asset value, end of year	$8.45	$22.64	$16.95	$17.34	$15.25
Total return	(55.3)%	44.7%	9.0%	15.4%	3.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$40,374	$69,877	$43,355	$22,127	$12,000
Ratio of expenses to average net assets	1.61%	1.67%	1.63%	1.60%	1.65%
Ratio of net investment income (loss) to average net assets	(1.05)%	(1.04)%	(1.05)%	(1.15)%	(1.37)%
Portfolio turnover rate	324.49%	274.32%	253.59%	237.74%	190.93%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND	CLASS I
	Year ended 10/31/08	Year ended 10/31/07		Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$30.30	$23.98		$19.97	$16.07	$15.10
Net investment income (loss) (i)	(0.23)	(0.21)		(0.16)	(0.14)	(0.16)
Net realized and unrealized gain (loss) on investments	(13.55)	6.53		4.17	4.04	1.13
Total from investment operations	(13.78)	6.32		4.01	3.90	0.97
Net asset value, end of year	$16.52	$30.30		$23.98	$19.97	$16.07
Total return	(45.5)%	26.4%		20.1%	24.3%	6.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$634,542	$894,802		$305,843	$71,224	$69,788
Ratio of expenses to average net assets	1.27%	1.30	%(ii)	1.31%	1.20%	1.25%
Ratio of net investment income (loss) to average net assets	(0.97)%	(0.78)%		(0.74)%	(0.77)%	(1.03)%
Portfolio turnover rate	62.68%	67.53%		88.67%	116.16%	135.80%

(i)  Amount was computed based on average shares outstanding during the period.

(ii)  Amount has been reduced by 0.03% due to expense reimbursement.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND	CLASS R
	Year ended 10/31/08	Year ended 10/31/07		Year ended 10/31/06	Year ended 10/31/05	Year ended 10/31/04
INCOME FROM INVESTMENT OPERATIONS
Net asset value, beginning of year	$29.64	$23.58		$19.74	$15.93	$15.05
Net investment income (loss) (i)	(0.35)	(0.35)		(0.28)	(0.22)	(0.25)
Net realized and unrealized gain (loss) on investments	(13.21)	6.41		4.12	4.03	1.13
Total from investment operations	(13.56)	6.06		3.84	3.81	0.88
Net asset value, end of year	$16.08	$29.64		$23.58	$19.74	$15.93
Total return	(45.8)%	25.7%		19.5%	23.9%	5.8%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$39,033	$47,042		$8,018	$2,487	$284
Ratio of expenses to average net assets	1.77%	1.83	%(ii)	1.83%	1.68%	1.75%
Ratio of net investment income (loss) to average net assets	(1.47)%	(1.32)%		(1.26)%	(1.20)%	(1.55)%
Portfolio turnover rate	62.68%	67.53%		88.67%	116.16%	135.0%

(i)  Amount was computed based on average shares outstanding during the period.

(ii)  Amount has been reduced by 0.03% due to expense reimbursement.

SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, NY 10003

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and national holidays. It may close on other days from time to time.

Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. For each Fund that invests in foreign securities, especially Alger International Opportunities Fund ("International Fund") that primarily invests in foreign securities principally listed on foreign exchanges that may trade on days the NYSE is closed, the value of a Fund's assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.

The assets of each Fund are generally valued on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Trust's Board of Trustees. A security's valuation may differ depending on the method used for determining value. Short-term money market instruments held by the Funds are generally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Funds. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the fund's investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Dividends and Distributions

All Funds declare and pay dividends and distributions annually. These Funds expect that the annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund), and that they will also include net investment income, which is taxable as ordinary income. Certain dividend income received by a Fund and paid to you may be subject to a maximum tax rate of 15% (qualified dividends); other income paid to you, such as non-qualifying dividend income or interest earned on debt securities held by the Fund, will continue to be taxed at the higher ordinary income rates. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their plan accounts.

Dividends and distributions may differ among classes of shares of a Fund. Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment days. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, that payment will be reinvested upon receipt by the Transfer Agent in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

Classes of Fund Shares

Each of The Alger Institutional Funds' Alger SmallCap Growth Institutional Fund, Alger LargeCap Growth Institutional Fund, Alger MidCap Growth Institutional Fund

and Alger Capital Appreciation Institutional Fund offers two classes of shares (Class I and R Shares). The Alger Funds' Alger SMidCap Growth Fund offers four classes of shares (Class A, B, C and I Shares). The Alger Funds' Alger Growth Opportunities Fund offers three classes of shares (Class A, C and I Shares). Each of The Alger Funds II's Alger Spectra Fund, Alger Green Fund, Alger International Opportunities Fund, and Alger Analyst Fund offers three classes of shares (Class A, C and I Shares). Class I and R Shares are offered by this Prospectus. Class A, B and C Shares, which are offered in a separate prospectus, are each subject to a sales charge. Class I and R Shares are offered only to institutional investors, including, but not limited to, qualified pension and retirement plans. Class I Shares are subject to Distribution and/or Shareholder Servicing Fees of 0.25%. Class R Shares are subject to an additional Distribution (12b-1) Fee of 0.50%.

Purchasing and Redeeming Fund Shares

The Funds are an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest. Class R shares are currently available to retirement and benefit plans and other institutional investors which place orders through financial intermediaries that perform administrative and/or other services for these accounts and that have entered into special arrangements with the Funds and/or the Distributor specifically for such orders. Class R Shares are generally not available to retail, traditional, simple and Roth IRAs, Coverdell Educational Savings, SEPs, SAR SEPs, and individual 403(b) and individual 529 tuition accounts.

The Funds' shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent or other agent appointed by the Distributor. All orders for purchase of shares are subject to acceptance or rejection by the Funds or their transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.

Exchanges

You can exchange shares of a Fund for shares of another Fund, subject to certain restrictions. Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Funds and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Funds and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

Other Purchase and Exchange Limitations

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Funds through an administrator or trustee that maintains a master or "omnibus" account with one or more Funds for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Funds. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Funds through your retirement plan.

LIMITATIONS ON EXCESSIVE TRADING

Each of the Funds, except for International Fund, invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis International Fund may invest a significant amount of its assets in securities traded on foreign exchanges for which current New York market closing prices may not be readily available on a daily basis at the time each Fund prices its portfolio and determines its NAV per share. Each Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under "Net Asset Value." As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Funds recognize that the presence of small capitalization and medium capitalization or foreign securities in a Fund's portfolio and other circumstances may invite active in-and-out trading by Fund shareholders, for whatever reason implemented (including the perception that Funds that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater arbitrage opportunities because they are less liquid than securities of larger capitalization issuers or that if the Fund invests primarily in foreign securities, it may be more susceptible to the risk of excessive short-term trading due to the potential for time zone arbitrage). Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Funds' portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the Funds.

The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the Fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Funds' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds' policies and procedures regarding such disclosure. This agreement must be approved by the Funds' Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders. In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Institutional Funds. Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3863 to obtain such information.

OTHER INFORMATION

A Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in a Fund, in an amount up to 1% of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a peercentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of a Fund's assets or 0.50% annually of a Fund's sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to request from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of a Fund, entry into target markets, and/or quality of service.

In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares. Each Fund and its agents reserve the right at any time to: reject or cancel all or any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or suspend, change or withdraw all or any part of the offering made by this prospectus.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC"), approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including certain of the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits were dismissed by the court, the Alger-related class and derivative suits were settled in principle, but such settlement remains subject to court approval.

FOR FUND INFORMATION:

BY TELEPHONE:  (800) 992-3362

BY MAIL:  Boston Financial Data Services, Inc.
Attn: The Alger Institutional Funds
P.O. Box 8480
Boston, MA 02260-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about each Fund and its policies, please read the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) its Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.

Distributor: Fred Alger & Company, Incorporated
The Alger Institutional Funds
SEC File #811-7986
The Alger Funds
SEC File #811-1355
The Alger Funds II
SEC File #811-1743

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